UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 29, 2009
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On October 29, 2009, Quiksilver, Inc., a Delaware corporation (the “Company”), and its subsidiaries Pilot S.A.S., Meribel S.A.S. and Quiksilver Americas, Inc. (together with the Company, the “Seller”), entered into an Amendment No. 1 to Stock Purchase Agreement (the “Amendment”) with Chartreuse et Mont Blanc LLC, Chartreuse et Mont Blanc SAS, Chartreuse et Mont Blanc Global Holdings S.C.A., Macquarie Asset Finance Limited and Mavilia SAS (collectively, “CMB”) amending the Stock Purchase Agreement (the “Stock Purchase Agreement”) dated November 12, 2008 among the same parties. The Stock Purchase Agreement relates to the sale of the Company’s “Rossignol Group” through the disposition of certain of the Company’s subsidiaries (the “Acquired Companies”), which closed on November 12, 2008.
     Pursuant to the terms of the Amendment, the parties agreed to, among other things, (i) settle disputes which had arisen regarding purchase price adjustments relating to the working capital and certain other account balances of the Acquired Companies at the time of closing, (ii) shorten the survival period of certain representations and warranties made by the Seller to CMB to provide that they expired upon execution of the Amendment, (iii) reduce Seller’s remaining obligations to indemnify CMB pursuant to the terms of the Stock Purchase Agreement and (iv) cancel a €10,000,000 promissory note (the “Note”) issued by CMB to a subsidiary of the Company. The canceled Note was subordinated to all senior indebtedness of the issuer, bore interest at a rate of 8% per annum, and matured on the fourth anniversary of the closing. No interest was to accrue on the Note until January 1, 2011.
     The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Exhibit Title or Description
2.1	Amendment No. 1 to Stock Purchase Agreement dated October 29, 2009, by and among Quiksilver, Inc., Pilot S.A.S., Meribel S.A.S., Quiksilver Americas, Inc., Chartreuse et Mont Blanc LLC, Chartreuse et Mont Blanc SAS, Chartreuse et Mont Blanc Global Holdings S.C.A., Macquarie Asset Finance Limited and Mavilia SAS*

*	A schedule has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The company undertakes to furnish supplementally a copy of the omitted schedule upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2009	Quiksilver, Inc. (Registrant)
	By:	/s/ Joseph Scirocco
Joseph Scirocco
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
2.1	Amendment No. 1 to Stock Purchase Agreement dated October 29, 2009, by and among Quiksilver, Inc., Pilot S.A.S., Meribel S.A.S., Quiksilver Americas, Inc., Chartreuse et Mont Blanc LLC, Chartreuse et Mont Blanc SAS, Chartreuse et Mont Blanc Global Holdings S.C.A., Macquarie Asset Finance Limited and Mavilia SAS*

*	A schedule has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The company undertakes to furnish supplementally a copy of the omitted schedule upon request by the U.S. Securities and Exchange Commission.

4